Note 11 - Liability Related to Sale of Future Royalties	12 Months Ended
Dec. 31, 2022
Notes to Financial Statements
Liability Related To Sale Of Future Royalties Disclosure [Text Block]

11. Liability Related to Sale of Future Royalties

On September 18, 2015, the Company entered into the Royalty Monetization with PDL for which it received gross proceeds of $65.0 million. Under the Royalty Monetization, PDL was to receive 75% of the European royalties under the Amended License Agreement with Grünenthal, as well as 80% of the first four commercial milestones worth $35.6 million (or 80% of $44.5 million), up to a capped amount of $195.0 million over the life of the arrangement.

The Company periodically assessed the expected royalty and milestone payments using a combination of historical results, internal projections and forecasts from external sources. To the extent such payments were greater or less than the Company’s initial estimates or the timing of such payments is materially different than its original estimates, the Company prospectively adjusted the amortization of the liability and the effective interest rate. Grünenthal notified the Company that it was terminating the Amended License Agreement effective November 13, 2020. On August 31, 2020, PDL sold its royalty interest for Zalviso to SWK Funding, LLC, or SWK, under the Royalty Monetization. The terms of the Grünenthal Agreements were extended to May 12, 2021 to enable Grünenthal to sell down its Zalviso inventory. The rights to market and sell Zalviso in the Zalviso Territory reverted back to the Company on May 12, 2021.

On May 31, 2022, the Company entered into a Termination Agreement with SWK to fully terminate the Royalty Monetization for which the Company paid cash consideration of $0.1 million, and neither PDL nor SWK retains any further interest in the Royalty Monetization. Accordingly, effective May 31, 2022, the Royalty Monetization is no longer reflected on the Company’s consolidated financial statements or other records as a sale of assets to PDL or SWK and all security interests and other liens of every type held by the parties to the Royalty Monetization have been terminated and automatically released without further action by any party. The $84.1 million gain on extinguishment of the liability related to the sale of future royalties is recognized in the consolidated statements of operations as other income.

The effective interest income rate for the years ended December 31, 2022 and 2021 was approximately 3.2% and 3.5%, respectively.

The following table shows the activity within the liability account during the year ended December 31, 2022 (in thousands):

	Year ended December 31, 2022	Period from inception to December 31, 2022
Liability related to sale of future royalties — beginning balance	$85,288	$—
Proceeds from sale of future royalties	—	61,184
Non-cash royalty revenue	—	(1,083)
Non-cash interest (income) expense recognized	(1,136)	24,051
Consideration paid for termination of Royalty Monetization	(100)	(100)
Gain on termination of liability related to sale of future royalties	(84,052)	(84,052)
Liability related to sale of future royalties as of December 31, 2022	$—	$—

As mentioned above, the Royalty Monetization was terminated on May 31, 2022.